UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Amesite Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AMESITE INC. 2026 Annual Meeting Vote by December 9, 2026 11:59 PM ET AMESITE INC. 607 SHELBY STREET SUITE 700 PMB 214 DETROIT, MI 48226 T04647 - P58628 You invested in AMESITE INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 10, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com , (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com . If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* December 10, 2026 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AMST2027 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends For 1. Election of two Class III Director Nominees Nominees: 1) Gilbert S. Omenn, M.D., Ph.D. 2) George Parmer For 2. Proposal to ratify Novogradac & Company LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2027. For 3 . Proposal to approve an amendment to the Company’s Certificate of Incorporation, at the discretion of the Board, to effect a reverse stock split with respect to the Company’s issued and outstanding common stock, at a ratio of 1 - for - 2 to 1 - for - 250 , with the ratio to be determined at the discretion of the Board, and to effect the reverse stock split within one year after the date of approval . For 4 . Proposal to approve, for purposes of Nasdaq Listing Rule 5635 (d), the issuance of securities in one or more non - public offerings where such issuance exceeds 19 . 99 % of outstanding shares at less than the Nasdaq minimum price, within one year after the date of approval, subject to certain limitations, for aggregate proceeds of up to $ 25 million . For 5. Proposal to approve, on an advisory basis, the compensation of our named executive officers. 1 Year 6. Proposal to indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com , be sure to click “Delivery Settings”. T04648 - P58628